UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549
________________________________

FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 of 15(D) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2015
________________________________

Petrus Resources Corporation
 (Exact Name of registrant in its charter)

Delaware	6770	27-0625383
(State or jurisdiction of incorporation	(Primary Standard Industrial	(I.R.S. Employer
or organization)	Classification Code Number)	Identification No.)

5881 NW 151 ST. Suite 216
Miami Lakes, FL 33014
(Address of Principal Executive Offices) (Zip Code)

941-347-7380
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On August 24, 2015, Petrus Resources Corporation ("Petrus" or the "Company") issued a press release which announced the following:
Petrus Resources Corporation ("Petrus" or the "Company") a publicly reporting company, announced today that the Company has signed a letter of intent with Fort Lauderdale based Waters Club Worldwide Inc. ("WCW") to enter into a share exchange and plan of reorganization that will result in WCW shareholders owning approximately 85 percent of the outstanding shares of common stock and all shares of the preferred stock of the reorganized Company. The transaction is subject to the execution of definitive documents, an effective registration statement with the SEC and the reconfirmation of investors in the Company's offering and approval of the Company's shareholders. After the transaction is closed, expected sometime in late 2015, the Company anticipates initiating all the necessary steps to commence public trading of its common stock, including, but not limited to the filing of a FINRA Form 15c2-11.

Waters Club Worldwide Inc. is a Florida corporation founded in 2014 engaged in the operation of a luxury yacht charter business servicing several key cruising destinations including the northeastern US, Bahamas, and the Virgin Islands.  WCW has existing relationships with the market leaders in the luxury home vacation club industry and has been servicing their members with great success.

WCW plans to expand its business by developing new relationships with other luxury vacation industry leaders by offering its charter services.

This current Report on Form 8-K contains forward-looking statements within the meaning statements. Additional information concerning other factors is contained under the headings "Risk Factors" and "Management Discussion and Analysis of Financial Condition and Results of Operations" in Petrus's filing on Form S-1/A10 and any subsequent Forms filed with the Securities and Exchange Commission, which are incorporated by reference.  Petrus undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

99.1
News release dated August 24, 2015 announcing that the Company has signed a letter of intent with Fort Lauderdale, FL based Waters Club Worldwide, Inc. ("WCW") to enter into a share exchange and plan of reorganization.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrus Resources Corporation
Dated: August 24, 2015

By: /s/ Miguel Dotres
Miguel Dotres
President and Director,
Chief Executive Officer